UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2010
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01.  Other Events.

Kenneth W. Cornew, Senior Vice President of Exelon Corporation (Exelon), has established a structured, prearranged stock trading plan to sell shares in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934.

Mr. Cornew’s trading plan covers the sale of 2,500 shares.  The stock trading plan is being established to enable Mr. Cornew to diversify a portion of his holdings in excess of his stock ownership requirements.

Exelon’s stock ownership guidelines require officers in the position of Senior Vice President to own the lesser of either a fixed number of shares or share equivalents (excluding stock options) or a variable number of shares based on a multiple of two times his base salary, calculated annually.  Mr. Cornew holds stock and stock equivalents (excluding options) amounting to about 203% of this guideline.  Mr. Cornew owns over 15,500 shares and over 7,000 performance shares.   He also owns 15,000 shares of restricted stock and holds options to acquire over 63,500 shares.

Since February 2005 a dozen of Exelon’s senior officers have also entered into one or more similar pre-arranged stock trading plans to sell a limited number of shares of Exelon common stock in order to diversify their assets.  Under Exelon’s stock ownership guidelines, the chairman and chief executive officer should own a fixed number of shares of Exelon stock or stock equivalents (excluding stock options) based on a multiple of five times his base salary, executive vice presidents should own a fixed number of shares of Exelon stock or stock equivalents (excluding stock options) based on a multiple of three times their base salary and senior vice presidents should own a fixed number of shares based on a multiple of two times their base salary.  Each of the senior officers who entered into a stock trading plan held stock and stock equivalents (excluding stock options) exceeding the applicable stock ownership guideline, and each of those officers will continue to meet the applicable stock ownership guideline after the completion of the sales contemplated by the stock trading plans.

* * * * *

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2009 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Second Quarter 2010 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors, (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Senior Vice President and Chief Financial Officer
Exelon Corporation

August 25, 2010